Important Notice
The information included in this financial supplement is unaudited and intended for informational purposes only.

Athene Holding Ltd. (AHL) is a subsidiary of Apollo Global Management, Inc. (AGM).The financial statements and exhibits included in this financial supplement should be read in conjunction with AHL’s reports and other filings with the US Securities and Exchange Commission, including its reports on Form 10-K, Form 10-Q and Form 8-K. This financial supplement does not constitute an offer to sell, or the solicitation of an offer to buy, any security of AHL, and nothing in this financial supplement shall in any way be relied on in connection with investment decisions. Each recipient of the information contained in this financial supplement is responsible for making its own independent assessment of the business, financial condition, prospects, status and affairs of AHL.

AHL adopted the US GAAP accounting standard related to Targeted Improvements to the Accounting for Long-Duration Contracts (LDTI) as of January 1, 2023, which required AHL to apply the new standard retrospectively back to January 1, 2022, the date of AHL’s merger with AGM. The 2022 financial metrics and disclosures in this supplement have been retrospectively adjusted in accordance with the requirements of the adoption guidance of LDTI. Approximately 20% of Athene’s total US GAAP liabilities as of January 1, 2022 were impacted by these changes. Please refer to the discussion of Key Operating and Non-GAAP Measures herein for additional information on items that are excluded from AHL’s non-GAAP measure of spread related earnings, which was retrospectively adjusted in accordance with the requirements of the adoption guidance of LDTI. Please see Notes 1, 2, 8 and 9 to the condensed consolidated financial statements included in AHL’s Form 10-Q for the quarter ended September 30, 2023 as well as the 2022 Financial Supplement LDTI Recast published on May 5, 2023 for more information on LDTI.

AHL undertakes no obligation to update or correct the information in this financial supplement. AHL makes no representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of any of the information contained in this financial supplement. AHL does not accept any liability whatsoever for any direct, indirect or consequential losses (in contract, tort or otherwise) arising from the use of this financial supplement or its contents or any reliance on the information contained herein.

This financial supplement includes certain non-GAAP measures, including net investment earnings, cost of funds, other operating expenses, spread related earnings, net investment spread, net spread, adjusted debt-to-capital ratio, net invested assets, net reserve liabilities, normalized spread related earnings, normalized net investment spread and normalized net spread. Management believes the use of these non-GAAP measures (which are defined and discussed in greater detail and reconciled elsewhere in this financial supplement), together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of AHL’s results of operations and the underlying profitability drivers of AHL’s business. These measures should be considered supplementary to AHL’s results in accordance with US GAAP and should not be viewed as a substitute for the corresponding US GAAP measures.

Financial Highlights Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	Q/Q	Y/Y	2022	2023	Y/Y
SELECTED INCOME STATEMENT DATA
GAAP
Net income (loss) available to AHL common shareholder	$(622)	$361	$721	$396	$442	12%	NM	$(3,412)	$1,559	NM
Return on assets (ROA)	(1.07)%	0.60%	1.15%	0.60%	0.66%	6bps	NM	(1.91)%	0.80%	NM

NON-GAAP
Spread related earnings	$640	$697	$687	$799	$872	9%	36%	$1,769	$2,358	33%
Net spread	1.33%	1.42%	1.36%	1.52%	1.68%	16bps	35bps	1.26%	1.52%	26bps
Net investment spread	1.73%	1.85%	1.83%	1.99%	2.13%	14bps	40bps	1.65%	1.98%	33bps
Spread related earnings - normalized[1]	$680	$746	$810	$874	$878	—%	29%	$1,832	$2,562	40%
Net spread - normalized[1]	1.41%	1.52%	1.61%	1.66%	1.69%	3bps	28bps	1.31%	1.66%	35bps
Net investment spread - normalized[1]	1.81%	1.95%	2.08%	2.13%	2.14%	1bp	33bps	1.70%	2.12%	42bps

SELECTED BALANCE SHEET DATA
GAAP
Total assets	$234,554	$243,931	$257,654	$269,437	$269,763	—%	15%	$234,554	$269,763	15%
Goodwill	4,062	4,058	4,061	4,065	4,060	—%	—%	4,062	4,060	—%
Total liabilities	227,917	233,382	244,604	256,203	255,734	—%	12%	227,917	255,734	12%
Debt	3,271	3,658	3,650	3,642	3,634	—%	11%	3,271	3,634	11%
Total AHL shareholders' equity	5,133	7,158	8,698	8,701	8,537	(2)%	66%	5,133	8,537	66%
Debt-to-capital ratio	38.9%	33.8%	29.6%	29.5%	29.9%	40bps	NM	38.9%	29.9%	NM

NON-GAAP
Gross invested assets	$236,720	$238,310	$247,673	$257,235	$261,209	2%	10%	$236,720	$261,209	10%
Invested assets – ACRA noncontrolling interests	(41,563)	(41,859)	(40,924)	(43,565)	(53,114)	22%	28%	(41,563)	(53,114)	28%
Net invested assets	195,157	196,451	206,749	213,670	208,095	(3)%	7%	195,157	208,095	7%
Net reserve liabilities	173,539	175,970	184,891	193,431	185,744	(4)%	7%	173,539	185,744	7%
Notional debt	3,000	3,400	3,400	3,400	3,400	—%	13%	3,000	3,400	13%
Adjusted AHL common shareholder’s equity	16,428	16,653	16,505	17,001	19,089	12%	16%	16,428	19,089	16%
Adjusted debt-to-capital ratio	13.6%	14.7%	14.7%	14.4%	13.3%	NM	(30)bps	13.6%	13.3%	(30)bps

INFLOWS DATA
Gross organic inflows	$12,955	$11,290	$11,927	$18,714	$12,942	(31)%	—%	$36,560	$43,583	19%
Gross inorganic inflows	—	—	—	—	—	NM	NM	—	—	NM
Total gross inflows	$12,955	$11,290	$11,927	$18,714	$12,942	(31)%	—%	$36,560	$43,583	19%

Note: “NM” represents changes that are not meaningful. Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion of non-GAAP metrics. 1 Spread related earnings – normalized, net spread - normalized and net investment spread - normalized reflect adjustments to exclude notable items and normalize alternative investment income to an 11% long-term return. See further discussion over the non-GAAP metrics in the Notes to the Financial Supplement section.

Condensed Consolidated Statements of Income (Loss) (GAAP view) Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	Q/Q	Y/Y	2022	2023	Y/Y
REVENUES
Premiums	$3,045	$869	$96	$9,041	$26	(100)%	(99)%	$10,769	$9,163	(15)%
Product charges	184	193	198	207	217	5%	18%	525	622	18%
Net investment income	1,843	2,319	2,407	2,717	2,928	8%	59%	5,252	8,052	53%
Investment related gains (losses)	(2,848)	105	1,065	366	(2,624)	NM	8%	(12,811)	(1,193)	91%
Other revenues	(26)	10	13	7	564	NM	NM	(38)	584	NM
Revenues of consolidated variable interest entities
Net investment income	33	31	80	55	75	36%	127%	80	210	163%
Investment related gains (losses)	79	260	201	293	250	(15)%	216%	59	744	NM
Total revenues	2,310	3,787	4,060	12,686	1,436	(89)%	(38)%	3,836	18,182	NM

BENEFITS AND EXPENSES
Interest sensitive contract benefits	171	1,119	1,289	2,012	333	(83)%	95%	(581)	3,634	NM
Future policy and other policy benefits	3,270	1,235	466	9,512	368	(96)%	(89)%	11,230	10,346	(8)%
Market risk benefits remeasurement (gains) losses	(458)	32	346	(71)	(441)	NM	4%	(1,689)	(166)	90%
Amortization of deferred acquisition costs, deferred sales inducements and value of business acquired	112	126	138	153	211	38%	88%	318	502	58%
Policy and other operating expenses	388	412	435	452	472	4%	22%	1,083	1,359	25%
Total benefits and expenses	3,483	2,924	2,674	12,058	943	(92)%	(73)%	10,361	15,675	51%
Income (loss) before income taxes	(1,173)	863	1,386	628	493	(21)%	NM	(6,525)	2,507	NM
Income tax expense (benefit)	(121)	137	163	133	162	22%	NM	(783)	458	NM
Net income (loss)	(1,052)	726	1,223	495	331	(33)%	NM	(5,742)	2,049	NM
Less: Net income (loss) attributable to noncontrolling interests	(465)	329	455	54	(155)	NM	67%	(2,435)	354	NM
Net income (loss) attributable to Athene Holding Ltd. shareholders	(587)	397	768	441	486	10%	NM	(3,307)	1,695	NM
Less: Preferred stock dividends	35	36	47	45	44	(2)%	26%	105	136	30%
Net income (loss) available to Athene Holding Ltd. common shareholder	$(622)	$361	$721	$396	$442	12%	NM	$(3,412)	$1,559	NM

Spread Related Earnings (Management view) Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	Q/Q	Y/Y	2022	2023	Y/Y
SPREAD RELATED EARNINGS
Fixed income and other net investment income	$1,471	$1,727	$1,958	$2,208	$2,236	1%	52%	$3,980	$6,402	61%
Alternative net investment income	250	322	185	259	230	(11)%	(8)%	884	674	(24)%
Net investment earnings	1,721	2,049	2,143	2,467	2,466	—%	43%	4,864	7,076	45%
Strategic capital management fees	14	14	14	16	19	19%	36%	39	49	26%
Cost of funds	(902)	(1,158)	(1,235)	(1,437)	(1,384)	(4)%	53%	(2,597)	(4,056)	56%
Net investment spread	833	905	922	1,046	1,101	5%	32%	2,306	3,069	33%
Other operating expenses	(120)	(128)	(126)	(118)	(123)	4%	3%	(338)	(367)	9%
Interest and other financing costs	(73)	(80)	(109)	(129)	(106)	(18)%	45%	(199)	(344)	73%
Spread related earnings	$640	$697	$687	$799	$872	9%	36%	$1,769	$2,358	33%

Fixed income and other net investment income	3.27%	3.76%	4.13%	4.46%	4.58%	12bps	131bps	3.03%	4.40%	137bps
Alternative net investment income	8.26%	10.55%	6.12%	8.53%	7.75%	(78)bps	(51)bps	10.30%	7.46%	NM
Net investment earnings	3.58%	4.19%	4.25%	4.69%	4.76%	7bps	118bps	3.47%	4.57%	110bps
Strategic capital management fees	0.03%	0.03%	0.03%	0.03%	0.04%	1bp	1bp	0.03%	0.03%	0bps
Cost of funds	(1.88)%	(2.37)%	(2.45)%	(2.73)%	(2.67)%	(6)bps	79bps	(1.85)%	(2.62)%	77bps
Net investment spread	1.73%	1.85%	1.83%	1.99%	2.13%	14bps	40bps	1.65%	1.98%	33bps
Other operating expenses	(0.25)%	(0.26)%	(0.25)%	(0.22)%	(0.24)%	2bps	(1)bp	(0.24)%	(0.24)%	0bps
Interest and other financing costs	(0.15)%	(0.17)%	(0.22)%	(0.25)%	(0.21)%	(4)bps	6bps	(0.15)%	(0.22)%	7bps
Spread related earnings	1.33%	1.42%	1.36%	1.52%	1.68%	16bps	35bps	1.26%	1.52%	26bps

Average net invested assets - fixed income and other	$180,143	$183,597	$189,509	$198,063	$195,448	(1)%	8%	$175,380	$194,200	11%
Average net invested assets - alternatives	12,088	12,207	12,091	12,146	11,864	(2)%	(2)%	11,435	12,041	5%
Average net invested assets	$192,231	$195,804	$201,600	$210,209	$207,312	(1)%	8%	$186,815	$206,241	10%

Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on spread related earnings.

Reconciliation of Earnings Measures Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	Q/Q	Y/Y	2022	2023	Y/Y
RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO ATHENE HOLDING LTD. COMMON SHAREHOLDER TO SPREAD RELATED EARNINGS
Net income (loss) available to Athene Holding Ltd. common shareholder	$(622)	$361	$721	$396	$442	12%	NM	$(3,412)	$1,559	NM
Preferred stock dividends	35	36	47	45	44	(2)%	26%	105	136	30%
Net income (loss) attributable to noncontrolling interests	(465)	329	455	54	(155)	NM	67%	(2,435)	354	NM
Net income (loss)	(1,052)	726	1,223	495	331	(33)%	NM	(5,742)	2,049	NM
Income tax expense (benefit)	(121)	137	163	133	162	22%	NM	(783)	458	NM
Income (loss) before income taxes	(1,173)	863	1,386	628	493	(21)%	NM	(6,525)	2,507	NM
Realized gains (losses) on sale of AFS securities	(41)	(32)	(59)	(81)	(29)	64%	29%	(144)	(169)	(17)%
Unrealized, allowances and other investment gains (losses)	(671)	(442)	92	(338)	(261)	23%	61%	(2,745)	(507)	82%
Change in fair value of reinsurance assets	(1,146)	331	357	(153)	(384)	NM	66%	(4,415)	(180)	96%
Offsets to investment gains (losses)	5	6	7	9	11	22%	120%	7	27	286%
Investment gains (losses), net of offsets	(1,853)	(137)	397	(563)	(663)	(18)%	64%	(7,297)	(829)	89%
Change in fair values of derivatives and embedded derivatives - FIAs	90	(24)	143	206	(141)	NM	NM	(314)	208	NM
Non-operating change in funding agreements	(80)	(26)	(6)	10	12	20%	NM	(80)	16	NM
Change in fair value of market risk benefits	511	30	(271)	133	565	NM	11%	1,864	427	(77)%
Non-operating change in liability for future policy benefits	(3)	(4)	(1)	(45)	(5)	89%	(67)%	(13)	(51)	NM
Non-operating change in insurance liabilities and related derivatives	518	(24)	(135)	304	431	42%	(17)%	1,457	600	(59)%
Integration, restructuring and other non-operating expenses	(37)	(29)	(29)	(28)	(41)	46%	11%	(104)	(98)	(6)%
Stock compensation expense	(15)	(16)	(16)	(13)	(13)	—%	(13)%	(40)	(42)	5%
Preferred stock dividends	35	36	47	45	44	(2)%	26%	105	136	30%
Noncontrolling interests - pre-tax income (loss) and VIE adjustments	(461)	336	435	84	(137)	NM	70%	(2,415)	382	NM
Less: Total adjustments to income (loss) before income taxes	(1,813)	166	699	(171)	(379)	NM	79%	(8,294)	149	NM
Spread related earnings	$640	$697	$687	$799	$872	9%	36%	$1,769	$2,358	33%

Note: Please refer to Notes to the Financial Supplement section for discussion on spread related earnings.

Net Flows & Outflows Attributable to Athene by Type Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	Q/Q	Y/Y	2022	2023	Y/Y
NET FLOWS
Retail	$6,132	$7,662	$8,578	$6,782	$6,523	(4)%	6%	$12,745	$21,883	72%
Flow reinsurance	2,291	1,856	1,793	2,782	3,174	14%	39%	4,330	7,749	79%
Funding agreements[1]	1,588	1,000	1,500	148	3,245	NM	104%	9,039	4,893	(46)%
Pension group annuities	2,944	772	56	9,002	—	NM	NM	10,446	9,058	(13)%
Gross organic inflows	12,955	11,290	11,927	18,714	12,942	(31)%	—%	36,560	43,583	19%
Gross inorganic inflows[2]	—	—	—	—	—	NM	NM	—	—	NM
Total gross inflows	12,955	11,290	11,927	18,714	12,942	(31)%	—%	36,560	43,583	19%
Gross outflows[3]	(7,000)	(11,064)	(6,879)	(9,135)	(10,738)	18%	53%	(16,808)	(26,752)	59%
Net flows	$5,955	$226	$5,048	$9,579	$2,204	(77)%	(63)%	$19,752	$16,831	(15)%

Inflows attributable to Athene[4]	$11,000	$10,022	$11,896	$14,977	$3,101	(79)%	(72)%	$29,222	$29,974	3%
Inflows attributable to ADIP[4,5]	1,955	1,268	31	3,737	9,841	163%	NM	7,338	13,609	85%
Total gross inflows	$12,955	$11,290	$11,927	$18,714	$12,942	(31)%	—%	$36,560	$43,583	19%

Outflows attributable to Athene	$(5,803)	$(9,787)	$(5,531)	$(7,891)	$(9,550)	21%	65%	$(13,937)	$(22,972)	65%
Outflows attributable to ADIP[5]	(1,197)	(1,277)	(1,348)	(1,244)	(1,188)	(5)%	(1)%	(2,871)	(3,780)	32%
Total gross outflows[3]	$(7,000)	$(11,064)	$(6,879)	$(9,135)	$(10,738)	18%	53%	$(16,808)	$(26,752)	59%

OUTFLOWS ATTRIBUTABLE TO ATHENE BY TYPE[6]
Maturity-driven, contractual-based outflows[7]	$(2,834)	$(1,472)	$(1,717)	$(3,981)	$(3,243)	(19)%	14%	$(5,523)	$(8,941)	62%
Policyholder-driven outflows[8]	(2,969)	(3,453)	(3,814)	(3,910)	(3,584)	(8)%	21%	(8,414)	(11,308)	34%
Income oriented withdrawals (planned)[9]	(1,516)	(1,813)	(1,766)	(1,750)	(1,617)	(8)%	7%	(4,458)	(5,133)	15%
From policies out-of-surrender-charge (planned)[10]	(1,131)	(1,188)	(1,480)	(1,377)	(1,326)	(4)%	17%	(3,071)	(4,183)	36%
From policies in-surrender-charge (unplanned)[11]	(322)	(452)	(568)	(783)	(641)	(18)%	99%	(885)	(1,992)	125%
Core outflows	(5,803)	(4,925)	(5,531)	(7,891)	(6,827)	(13)%	18%	(13,937)	(20,249)	45%
Strategic reinsurance transactions[12]	—	(4,862)	—	—	(2,723)	NM	NM	—	(2,723)	NM
Outflows attributable to Athene	$(5,803)	$(9,787)	$(5,531)	$(7,891)	$(9,550)	21%	65%	$(13,937)	$(22,972)	65%

Annualized rate[13]
Maturity-driven, contractual-based outflows[7]	(5.9)%	(3.0)%	(3.4)%	(7.6)%	(6.3)%	NM	40bps	(3.9)%	(5.8)%	190bps
Policyholder-driven outflows[8]	(6.2)%	(7.1)%	(7.6)%	(7.4)%	(6.9)%	(50)bps	70bps	(6.0)%	(7.3)%	130bps
Income oriented withdrawals (planned)[9]	(3.2)%	(3.7)%	(3.5)%	(3.3)%	(3.1)%	(20)bps	(10)bps	(3.2)%	(3.3)%	10bps
From policies out-of-surrender-charge (planned)[10]	(2.3)%	(2.5)%	(3.0)%	(2.6)%	(2.6)%	0bps	30bps	(2.2)%	(2.7)%	50bps
From policies in-surrender-charge (unplanned)[11]	(0.7)%	(0.9)%	(1.1)%	(1.5)%	(1.2)%	(30)bps	50bps	(0.6)%	(1.3)%	70bps
Core outflows	(12.1)%	(10.1)%	(11.0)%	(15.0)%	(13.2)%	NM	110bps	(9.9)%	(13.1)%	NM
Strategic reinsurance transactions[12]	—%	(9.9)%	—%	—%	(5.2)%	NM	NM	—%	(1.8)%	NM
Outflows attributable to Athene	(12.1)%	(20.0)%	(11.0)%	(15.0)%	(18.4)%	NM	NM	(9.9)%	(14.9)%	NM

1 Funding agreements are comprised of funding agreements issued under our funding agreement backed notes (FABN) and funding agreement backed repurchase agreements (FABR) programs, funding agreements issued to the Federal Home Loan Bank (FHLB) and long-term repurchase agreements. 2 Gross inorganic inflows represent acquisitions and block reinsurance transactions. 3 Gross outflows include full and partial policyholder withdrawals on deferred annuities, death benefits, pension group annuity benefit payments, payments on payout annuities, funding agreement repurchases and maturities and ceded reinsurance. 4 Effective July 1, 2023, Apollo/Athene Dedicated Investment Program II (ADIP II) purchased 50% of ACRA 2’s economic interests, resulting in approximately $6.8 billion of inflows attributable to Athene for the first six months of 2023 being retroactively attributed to ADIP II. This is reflected as an inflow for ADIP and a reduction of Athene inflows in 3Q’23. 5 ADIP refers to Apollo/Athene Dedicated Investment Program (ADIP I) and ADIP II and represents the noncontrolling interests in business ceded to ACRA. 6 The format and methodology of this table was updated during 1Q’23 to provide additional information. 7 Represents outflows from funding agreements, pension group annuities and multi-year guarantee fixed annuities (MYGA), all of which occur based on defined maturities or substantially lapse upon reaching their contractual term. Amounts may vary on a quarterly basis, based on the timing of original issuance. 8 Represents outflows from fixed index annuities and other applicable products, which have varying degrees of predictability due to policyholder actions. 9 Represents partial annuity withdrawals to meet retirement income needs within contractual annual limits. 10 Represents outflows from policies that no longer have an active surrender charge in force. 11 Represents outflows from policies with an active surrender charge in force. 12 Strategic reinsurance transaction outflows include the cession of certain inforce funding agreements to Catalina General Insurance Ltd. (Catalina) in 4Q’22 and the portion of the reinsurance business recaptured by Venerable Insurance and Annuity Company (VIAC) in 3Q’23. 13 The outflow rate is calculated as outflows attributable to Athene divided by Athene average net invested assets for the respective period, on an annualized basis.

Condensed Consolidated Balance Sheets Unaudited (in millions, except percentages)

	December 31, 2022	September 30, 2023	Δ
ASSETS
Investments
Available-for-sale securities, at fair value	$102,404	$115,715	13%
Trading securities, at fair value	1,595	1,592	—%
Equity securities	1,487	1,316	(11)%
Mortgage loans, at fair value	27,454	37,978	38%
Investment funds	79	124	57%
Policy loans	347	336	(3)%
Funds withheld at interest	32,880	25,953	(21)%
Derivative assets	3,309	4,571	38%
Short-term investments	2,160	527	(76)%
Other investments	773	947	23%
Total investments	172,488	189,059	10%
Cash and cash equivalents	7,779	9,996	28%
Restricted cash	628	1,218	94%
Investments in related parties
Available-for-sale securities, at fair value	9,821	13,985	42%
Trading securities, at fair value	878	871	(1)%
Equity securities, at fair value	279	304	9%
Mortgage loans, at fair value	1,302	1,234	(5)%
Investment funds	1,569	1,604	2%
Funds withheld at interest	9,808	6,620	(33)%
Short-term investments	—	949	NM
Other investments, at fair value	303	327	8%
Accrued investment income	1,328	1,792	35%
Reinsurance recoverable	4,358	4,058	(7)%
Deferred acquisition costs, deferred sales inducements and value of business acquired	4,466	5,448	22%
Goodwill	4,058	4,060	—%
Other assets	8,693	8,628	(1)%
Assets of consolidated variable interest entities
Investments
Trading securities, at fair value	1,063	2,133	101%
Mortgage loans, at fair value	2,055	2,042	(1)%
Investment funds, at fair value	12,480	15,090	21%
Other investments, at fair value	101	94	(7)%
Cash and cash equivalents	362	152	(58)%
Other assets	112	99	(12)%
Total assets	$243,931	$269,763	11%

Condensed Consolidated Balance Sheets, continued Unaudited (in millions, except percentages)

	December 31, 2022	September 30, 2023	Δ
LIABILITIES
Interest sensitive contract liabilities	$173,616	$189,065	9%
Future policy benefits	42,110	46,672	11%
Market risk benefits	2,970	3,021	2%
Debt	3,658	3,634	(1)%
Derivative liabilities	1,646	1,892	15%
Payables for collateral on derivatives and securities to repurchase	6,707	7,652	14%
Other liabilities	1,860	2,543	37%
Liabilities of consolidated variable interest entities	815	1,255	54%
Total liabilities	233,382	255,734	10%

EQUITY
Preferred stock	—	—	NM
Common stock	—	—	NM
Additional paid-in capital	18,119	19,447	7%
Retained deficit	(3,640)	(2,831)	22%
Accumulated other comprehensive loss	(7,321)	(8,079)	(10)%
Total Athene Holding Ltd. shareholders' equity	7,158	8,537	19%
Noncontrolling interests	3,391	5,492	62%
Total equity	10,549	14,029	33%
Total liabilities and equity	$243,931	$269,763	11%

Net Invested Assets (Management view) & Agency Ratings Unaudited (in millions, except percentages)

	December 31, 2022		September 30, 2023
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
NET INVESTED ASSETS
Corporate	$80,800	41.1%	$81,735	39.3%
CLO	19,881	10.1%	20,569	9.9%
Credit	100,681	51.2%	102,304	49.2%
CML	23,750	12.1%	24,793	11.9%
RML	11,147	5.7%	16,129	7.7%
RMBS	7,363	3.7%	7,861	3.8%
CMBS	4,495	2.3%	5,155	2.5%
Real estate	46,755	23.8%	53,938	25.9%
ABS	20,680	10.5%	21,363	10.3%
Alternative investments	12,079	6.1%	11,793	5.7%
State, municipal, political subdivisions and foreign government	2,715	1.4%	2,618	1.2%
Equity securities	1,737	0.9%	1,704	0.8%
Short-term investments	1,930	1.0%	1,076	0.5%
US government and agencies	2,691	1.4%	3,812	1.8%
Other investments	41,832	21.3%	42,366	20.3%
Cash and equivalents	5,481	2.8%	7,497	3.6%
Policy loans and other	1,702	0.9%	1,990	1.0%
Net invested assets	$196,451	100.0%	$208,095	100.0%

	A.M. Best	Standard & Poor’s	Fitch	Moody’s
FINANCIAL STRENGTH RATINGS
Athene Annuity & Life Assurance Company	A	A+	A+	A1
Athene Annuity and Life Company	A	A+	A+	A1
Athene Annuity & Life Assurance Company of New York	A	A+	A+	A1
Athene Life Insurance Company of New York	A	NR	NR	NR
Athene Annuity Re Ltd.	A	A+	A+	A1
Athene Life Re Ltd.	A	A+	A+	A1
Athene Life Re International Ltd.	A	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate 1A Ltd. and Athene Co-Invest Reinsurance Affiliate 1B Ltd.	A	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate 2A Ltd. and Athene Co-Invest Reinsurance Affiliate 2B Ltd.	A	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate International Ltd.	A	A+	A+	A1

CREDIT RATINGS
Athene Holding Ltd.	bbb+	A-	A-	NR
Senior notes	bbb+	A-	BBB+	Baa1

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets including net alternative investments and Non-GAAP Measure Reconciliations for the reconciliation of investments, including related parties, to net invested assets. Net invested assets include our economic ownership of ACRA investments but do not include the investments associated with the noncontrolling interests.

Net Alternative Investments (Management view) Unaudited (in millions, except percentages)

	December 31, 2022		September 30, 2023
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
NET ALTERNATIVE INVESTMENTS
Strategic origination platforms
Wheels Donlen	$662	5.5%	$603	5.1%
Redding Ridge	624	5.2%	583	5.0%
NNN Lease	579	4.8%	488	4.1%
MidCap Financial	604	5.0%	543	4.6%
Foundation Home Loans	302	2.5%	253	2.2%
PK AirFinance	251	2.1%	251	2.1%
Aqua Finance	267	2.2%	222	1.9%
Other	308	2.5%	237	2.0%
Total strategic origination platforms	3,597	29.8%	3,180	27.0%
Strategic retirement services platforms
Athora	1,012	8.4%	1,113	9.4%
Catalina	417	3.4%	403	3.4%
FWD	400	3.3%	400	3.4%
Challenger	294	2.4%	272	2.3%
Venerable	241	2.0%	207	1.8%
Other	20	0.2%	—	—%
Total strategic retirement services platforms	2,384	19.7%	2,395	20.3%
Apollo and other fund investments
Equity
Real estate	1,212	10.0%	1,029	8.7%
Traditional private equity	947	7.8%	1,243	10.6%
Other	189	1.6%	175	1.5%
Total equity	2,348	19.4%	2,447	20.8%
Hybrid
Real estate	1,289	10.7%	1,120	9.4%
Other	1,315	10.9%	1,297	11.0%
Total hybrid	2,604	21.6%	2,417	20.4%
Yield	885	7.3%	823	7.0%
Total Apollo and other fund investments	5,837	48.3%	5,687	48.2%
Other[2]	261	2.2%	531	4.5%
Net alternative investments[3]	$12,079	100.0%	$11,793	100.0%

1 Please refer to Notes to the Financial Supplement for discussion on net invested assets including net alternative investments and Non-GAAP Measure Reconciliations for the reconciliations of investments, including related parties, to net invested assets and investment funds, including related parties and VIEs, to net alternative investments. Net invested assets include our economic ownership of ACRA investments but do not include the investments associated with the noncontrolling interests. Net alternative invested asset values reflect Athene’s ownership of Apollo Aligned Alternatives, L.P. (AAA). Athene’s ownership percentage of AAA was approximately 71%, 75%, 77% and 81% as of September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively. 2 Other primarily includes cash and royalties. 3 Net alternative investments do not correspond to total investment funds, including related parties and VIEs, on our condensed consolidated balance sheets. Net alternative investments adjusts the GAAP presentation to include certain equity securities that are included in AFS or trading securities in the GAAP view, investment funds included in our funds withheld at interest and modco reinsurance portfolios, royalties and other investments.

Credit Quality of Securities Unaudited (in millions, except percentages)

	December 31, 2022		September 30, 2023
CREDIT QUALITY OF AFS SECURITIES (GAAP VIEW)	Fair Value	Percent of Total	Fair Value	Percent of Total
NAIC designation
1 A-G	$58,470	52.1%	$71,105	54.8%
2 A-C	49,067	43.7%	54,174	41.8%
Total investment grade	107,537	95.8%	125,279	96.6%
3 A-C	3,302	3.0%	3,019	2.3%
4 A-C	925	0.8%	898	0.7%
5 A-C	190	0.2%	167	0.1%
6	271	0.2%	337	0.3%
Total below investment grade	4,688	4.2%	4,421	3.4%
Total AFS securities including related parties	$112,225	100.0%	$129,700	100.0%

NRSRO designation
AAA/AA/A	$51,926	46.3%	$63,275	48.8%
BBB	44,783	39.9%	50,049	38.6%
Non-rated[1]	8,985	8.0%	9,951	7.7%
Total investment grade[2]	105,694	94.2%	123,275	95.1%
BB	3,176	2.8%	3,036	2.3%
B	749	0.7%	824	0.6%
CCC	1,055	0.9%	1,020	0.8%
CC and lower	584	0.5%	735	0.6%
Non-rated[1]	967	0.9%	810	0.6%
Total below investment grade	6,531	5.8%	6,425	4.9%
Total AFS securities including related parties	$112,225	100.0%	$129,700	100.0%

1 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 2 We view the NAIC designation methodology as the most appropriate way to view our AFS portfolio when evaluating credit risk since a portion of our holdings were purchased at a significant discount to par. With respect to loan-backed and structured securities, the NAIC designation methodology differs in significant respects from the NRSRO rating methodology. NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC designation methodology considers an investment at amortized cost, and the likelihood of recovery of that book value.

Credit Quality of Net Invested Assets (Management view) Unaudited (In millions, except percentages)

	December 31, 2022		September 30, 2023			December 31, 2022		September 30, 2023
	Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total
CREDIT QUALITY OF NET INVESTED ASSETS					CREDIT QUALITY OF NET INVESTED ASSETS
NAIC designation					NRSRO designation
1 A-G	$71,471	50.8%	$76,652	53.2%	AAA/AA/A	$60,869	43.3%	$66,137	45.9%
2 A-C	62,115	44.2%	61,553	42.7%	BBB	56,029	39.9%	55,951	38.8%
Non-rated	506	0.4%	287	0.2%	Non-rated[2]	14,686	10.5%	14,062	9.7%
Total investment grade	134,092	95.4%	138,492	96.1%	Total investment grade	131,584	93.7%	136,150	94.4%
3 A-C	4,471	3.2%	3,745	2.6%	BB	4,217	3.0%	3,469	2.4%
4 A-C	1,259	0.9%	1,099	0.8%	B	990	0.7%	989	0.7%
5 A-C	407	0.3%	341	0.2%	CCC	1,431	1.0%	1,297	0.9%
6	326	0.2%	512	0.3%	CC and lower	906	0.6%	986	0.7%
Non-rated	—	—%	—	—%	Non-rated[2]	1,427	1.0%	1,298	0.9%
Total below investment grade	6,463	4.6%	5,697	3.9%	Total below investment grade	8,971	6.3%	8,039	5.6%
Total NAIC designated assets[3]	140,555	100.0%	144,189	100.0%	Total NRSRO designated assets[3]	140,555	100.0%	144,189	100.0%

Assets without NAIC designation					Assets without NRSRO designation
Commercial mortgage loans					Commercial mortgage loans
CM1	3,998	16.8%	3,333	13.4%	CM1	3,998	16.8%	3,333	13.4%
CM2	14,008	59.0%	15,834	63.9%	CM2	14,008	59.0%	15,834	63.9%
CM3	5,216	22.0%	5,257	21.2%	CM3	5,216	22.0%	5,257	21.2%
CM4	447	1.9%	288	1.2%	CM4	447	1.9%	288	1.2%
CM5	81	0.3%	81	0.3%	CM5	81	0.3%	81	0.3%
CM6	—	—%	—	—%	CM6	—	—%	—	—%
CM7	—	—%	—	—%	CM7	—	—%	—	—%
Total CMLs	23,750	100.0%	24,793	100.0%	Total CMLs	23,750	100.0%	24,793	100.0%
Residential mortgage loans					Residential mortgage loans
In good standing	10,636	95.4%	15,436	95.7%	In good standing	10,636	95.4%	15,436	95.7%
90 days late	422	3.8%	583	3.6%	90 days late	422	3.8%	583	3.6%
In foreclosure	89	0.8%	110	0.7%	In foreclosure	89	0.8%	110	0.7%
Total RMLs	11,147	100.0%	16,129	100.0%	Total RMLs	11,147	100.0%	16,129	100.0%
Alternative investments	12,079		11,793		Alternative investments	12,079		11,793
Cash and equivalents	5,481		7,497		Cash and equivalents	5,481		7,497
Equity securities	1,737		1,704		Equity securities	1,737		1,704
Other[4]	1,702		1,990		Other[4]	1,702		1,990
Net invested assets	$196,451		$208,095		Net invested assets	$196,451		$208,095

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 3 NAIC and NRSRO designations include corporates, CLO, RMBS, CMBS, ABS, state, municipal, political subdivisions and foreign government securities, short-term investments and U.S. government and agency securities. 4 Other includes policy loans, accrued interest, and other net invested assets.

Credit Quality of Net Invested Assets - ABS and CLOs (Management view) Unaudited (In millions, except percentages)
	December 31, 2022		September 30, 2023			December 31, 2022		September 30, 2023
	Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total
CREDIT QUALITY OF ABS – NAIC DESIGNATION					CREDIT QUALITY OF ABS – NRSRO DESIGNATION
1 A-G	$12,261	59.3%	$12,710	59.5%	AAA/AA/A	$11,780	57.0%	$12,185	57.0%
2 A-C	7,301	35.3%	7,613	35.6%	BBB	7,248	35.0%	7,720	36.1%
Non-rated	—	—%	—	—%	Non-rated[2]	535	2.6%	418	2.0%
Total investment grade	19,562	94.6%	20,323	95.1%	Total investment grade	19,563	94.6%	20,323	95.1%
3 A-C	710	3.4%	603	2.8%	BB	709	3.4%	619	2.9%
4 A-C	229	1.1%	264	1.2%	B	229	1.1%	248	1.1%
5 A-C	157	0.8%	139	0.7%	CCC	33	0.2%	12	0.1%
6	22	0.1%	34	0.2%	CC and lower	22	0.1%	34	0.2%
Non-rated	—	—%	—	—%	Non-rated[2]	124	0.6%	127	0.6%
Total below investment grade	1,118	5.4%	1,040	4.9%	Total below investment grade	1,117	5.4%	1,040	4.9%
ABS net invested assets	$20,680	100.0%	$21,363	100.0%	ABS net invested assets	$20,680	100.0%	$21,363	100.0%

CREDIT QUALITY OF CLOs – NAIC DESIGNATION					CREDIT QUALITY OF CLOs – NRSRO DESIGNATION
1 A-G	$12,455	62.7%	$13,237	64.4%	AAA/AA/A	$12,455	62.7%	$13,237	64.4%
2 A-C	7,278	36.6%	7,189	34.9%	BBB	7,278	36.6%	7,189	34.9%
Non-rated	—	—%	—	—%	Non-rated[2]	—	—%	—	—%
Total investment grade	19,733	99.3%	20,426	99.3%	Total investment grade	19,733	99.3%	20,426	99.3%
3 A-C	128	0.6%	124	0.6%	BB	128	0.6%	124	0.6%
4 A-C	20	0.1%	19	0.1%	B	20	0.1%	19	0.1%
5 A-C	—	—%	—	—%	CCC	—	—%	—	—%
6	—	—%	—	—%	CC and lower	—	—%	—	—%
Non-rated	—	—%	—	—%	Non-rated[2]	—	—%	—	—%
Total below investment grade	148	0.7%	143	0.7%	Total below investment grade	148	0.7%	143	0.7%
CLO net invested assets	$19,881	100.0%	$20,569	100.0%	CLO net invested assets	$19,881	100.0%	$20,569	100.0%

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology.

Credit Quality of Net Invested Assets - RMBS and CMBS (Management view) Unaudited (In millions, except percentages)
	December 31, 2022		September 30, 2023			December 31, 2022		September 30, 2023
	Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total
CREDIT QUALITY OF RMBS – NAIC DESIGNATION					CREDIT QUALITY OF RMBS – NRSRO DESIGNATION
1 A-G	$6,125	83.2%	$6,768	86.1%	AAA/AA/A	$2,026	27.5%	$2,472	31.4%
2 A-C	347	4.7%	349	4.4%	BBB	735	10.0%	478	6.1%
Non-rated	—	—%	—	—%	Non-rated[2]	1,647	22.4%	2,194	27.9%
Total investment grade	6,472	87.9%	7,117	90.5%	Total investment grade	4,408	59.9%	5,144	65.4%
3 A-C	455	6.2%	393	5.0%	BB	140	1.9%	110	1.4%
4 A-C	309	4.2%	211	2.7%	B	141	1.9%	127	1.6%
5 A-C	102	1.4%	89	1.1%	CCC	1,333	18.1%	1,197	15.2%
6	25	0.3%	51	0.7%	CC and lower	834	11.3%	877	11.2%
Non-rated	—	—%	—	—%	Non-rated[2]	507	6.9%	406	5.2%
Total below investment grade	891	12.1%	744	9.5%	Total below investment grade	2,955	40.1%	2,717	34.6%
RMBS net invested assets	$7,363	100.0%	$7,861	100.0%	RMBS net invested assets	$7,363	100.0%	$7,861	100.0%

CREDIT QUALITY OF CMBS – NAIC DESIGNATION					CREDIT QUALITY OF CMBS – NRSRO DESIGNATION
1 A-G	$3,191	71.0%	$3,877	75.2%	AAA/AA/A	$2,262	50.3%	$3,028	58.7%
2 A-C	811	18.0%	827	16.0%	BBB	675	15.0%	1,033	20.0%
Non-rated	—	—%	—	—%	Non-rated[2]	610	13.6%	292	5.7%
Total investment grade	4,002	89.0%	4,704	91.2%	Total investment grade	3,547	78.9%	4,353	84.4%
3 A-C	295	6.6%	178	3.5%	BB	700	15.6%	473	9.2%
4 A-C	80	1.8%	142	2.8%	B	167	3.7%	218	4.2%
5 A-C	78	1.7%	80	1.5%	CCC	64	1.4%	88	1.7%
6	40	0.9%	51	1.0%	CC and lower	17	0.4%	23	0.5%
Non-rated	—	—%	—	—%	Non-rated[2]	—	—%	—	—%
Total below investment grade	493	11.0%	451	8.8%	Total below investment grade	948	21.1%	802	15.6%
CMBS net invested assets	$4,495	100.0%	$5,155	100.0%	CMBS net invested assets	$4,495	100.0%	$5,155	100.0%

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology.

Net Reserve Liabilities & Rollforwards Unaudited (in millions, except percentages)

	December 31, 2022		September 30, 2023
	Dollars	Percent of Total	Dollars	Percent of Total
NET RESERVE LIABILITIES
Indexed annuities	$85,163	48.4%	$83,955	45.2%
Fixed rate annuities	39,553	22.5%	47,782	25.7%
Total deferred annuities	124,716	70.9%	131,737	70.9%
Pension group annuities	20,614	11.7%	23,598	12.7%
Payout annuities	7,589	4.3%	4,558	2.5%
Funding agreements[1]	21,538	12.2%	24,413	13.1%
Life and other	1,513	0.9%	1,438	0.8%
Total net reserve liabilities	$175,970	100.0%	$185,744	100.0%

	Quarterly Trends					Δ		Year-to-Date		Δ
	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	Q/Q	Y/Y	2022	2023	Y/Y
NET RESERVE LIABILITY ROLLFORWARD
Net reserve liabilities – beginning	$170,703	$173,539	$175,970	$184,891	$193,431	5%	13%	$168,323	$175,970	5%
Gross inflows[2]	13,161	11,511	12,111	18,989	13,257	(30)%	1%	37,192	44,357	19%
Inflows attributable to ACRA noncontrolling interests	(1,993)	(1,305)	(60)	(3,751)	(3,192)	(15)%	60%	(7,448)	(7,003)	(6)%
Net inflows	11,168	10,206	12,051	15,238	10,065	(34)%	(10)%	29,744	37,354	26%
Net withdrawals	(5,803)	(4,925)	(5,531)	(7,891)	(6,827)	(13)%	18%	(13,937)	(20,249)	45%
Strategic reinsurance outflows[3]	—	(4,862)	—	—	(2,723)	NM	NM	—	(2,723)	NM
ACRA ownership changes[4]	—	—	—	—	(7,023)	NM	NM	—	(7,023)	NM
Other reserve changes	(2,529)	2,012	2,401	1,193	(1,179)	NM	53%	(10,591)	2,415	NM
Net reserve liabilities – ending	$173,539	$175,970	$184,891	$193,431	$185,744	(4)%	7%	$173,539	$185,744	7%

ACRA NONCONTROLLING INTERESTS RESERVE LIABILITY ROLLFORWARD
Reserve liabilities – beginning	$35,522	$35,463	$35,981	$35,281	$37,775	7%	6%	$33,537	$35,981	7%
Inflows	1,993	1,305	60	3,751	3,192	(15)%	60%	7,448	7,003	(6)%
Withdrawals	(1,197)	(1,277)	(1,348)	(1,244)	(1,188)	(5)%	(1)%	(2,871)	(3,780)	32%
ACRA ownership changes[4]	—	—	—	—	7,023	NM	NM	—	7,023	NM
Other reserve changes	(855)	490	588	(13)	(226)	NM	74%	(2,651)	349	NM
Reserve liabilities – ending	$35,463	$35,981	$35,281	$37,775	$46,576	23%	31%	$35,463	$46,576	31%

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net reserve liabilities. Net reserve liabilities include our economic ownership of ACRA reserve liabilities but do not include the reserve liabilities associated with the noncontrolling interests. 1 Funding agreements are comprised of funding agreements issued under our FABN and FABR programs, funding agreements issued to the FHLB and long-term repurchase agreements. 2 Gross inflows equal inflows from our retail, flow reinsurance and institutional channels as well as inflows for life and products other than deferred annuities or our institutional products, renewal inflows on older blocks of business, annuitizations and foreign currency translation adjustments on large transactions between the transaction date and the translation period. Gross inflows include all inflows sourced by Athene, including all of the inflows reinsured to ACRA. 3 Strategic reinsurance outflows include the cession of certain inforce funding agreements to Catalina in 4Q’22 and the portion of the reinsurance business recaptured by VIAC in 3Q’23. 4 Effective July 1, 2023, ADIP II purchased 50% of ACRA 2’s economic interests, resulting in approximately $6.8 billion of inflows attributable to Athene for the first six months of 2023 being retroactively attributed to ADIP II. The ADIP II reserve liabilities at inception on July 1, 2023 were $7.0 billion.

Deferred Annuity Liability Characteristics Unaudited (in millions, except percentages)

	Surrender charge (gross)	Percent of total	Surrender charge (net of MVA)	Percent of total
SURRENDER CHARGE PERCENTAGES ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$27,414	21.6%	$27,414	21.6%
0.0% < 2.0%	3,870	3.1%	2,218	1.8%
2.0% < 4.0%	6,732	5.3%	4,565	3.6%
4.0% < 6.0%	12,761	10.1%	7,968	6.3%
6.0% or greater	75,928	59.9%	84,540	66.7%
	$126,705	100.0%	$126,705	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		5.8%	2.4%	8.2%

	Deferred annuities	Percent of total	Average surrender charge (gross)
YEARS OF SURRENDER CHARGE REMAINING ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$27,414	21.6%	—%
Less than 2	18,822	14.9%	5.6%
2 to less than 4	23,292	18.4%	6.5%
4 to less than 6	28,527	22.5%	7.3%
6 to less than 8	12,081	9.5%	8.8%
8 to less than 10	13,435	10.6%	8.9%
10 or greater	3,134	2.5%	14.2%
	$126,705	100.0%

Notes to the Financial Supplement
KEY OPERATING AND NON-GAAP MEASURES
In addition to our results presented in accordance with accounting principles generally accepted in the United States of America (US GAAP), we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures, together with the relevant US GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments), which consists of investment gains (losses), net of offsets and non-operating change in insurance liabilities and related derivatives, both defined below, as well as integration, restructuring, stock compensation and certain other expenses which are not part of our underlying profitability drivers, as such items fluctuate from period to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with US GAAP and should not be viewed as a substitute for the corresponding US GAAP measures.

SPREAD RELATED EARNINGS (SRE) AND NET SPREAD
Spread related earnings is a pre-tax non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation and other expenses. Our spread related earnings equals net income (loss) available to AHL common shareholder adjusted to eliminate the impact of the following:

•Investment Gains (Losses), Net of Offsets—Consists of the realized gains and losses on the sale of AFS securities, the change in fair value of reinsurance assets, unrealized gains and losses, changes in the credit loss allowance, and other investment gains and losses. Unrealized, allowances and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than certain equity tranche securities) and mortgage loans, investments held under the fair value option, derivative gains and losses not hedging FIA index credits, and the change in credit loss allowances recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments. The change in fair value of our investment in Apollo was included in prior years. Investment gains and losses are net of offsets related to the market value adjustments (MVA) associated with surrenders or terminations of contracts.
•Non-operating Change in Insurance Liabilities and Related Derivatives
•Change in Fair Values of Derivatives and Embedded Derivatives – FIAs—Consists of impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuations from period to period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment. We primarily hedge with options that align with the index terms of our FIA products (typically 1–2 years). On an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the term of an embedded derivative in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.
•Non-operating Change in Funding Agreements—Consists of timing differences caused by changes to interest rates on variable funding agreements and funding agreement backed notes and the associated reserve accretion patterns of those contracts. Further included are adjustments for gains associated with our repurchases of funding agreement backed notes.
•Change in Fair Value of Market Risk Benefits—Consists primarily of volatility in capital market inputs used in the measurement at fair value of our market risk benefits, including certain impacts from changes in interest rates, equity returns and implied equity volatilities.
•Non-operating Change in Liability for Future Policy Benefits—Consists of the non-economic loss incurred at issuance for certain pension group annuities and other payout annuities with life contingencies when valuation interest rates prescribed by US GAAP are lower than the net investment earned rates, adjusted for profit, assumed in pricing. For such contracts with non-economic US GAAP losses, the SRE reserve accretes interest using an imputed discount rate that produces zero gain or loss at issuance.
•Integration, Restructuring, and Other Non-operating Expenses—Consists of restructuring and integration expenses related to acquisitions and block reinsurance costs as well as certain other expenses, which are not predictable or related to our underlying profitability drivers.
•Stock Compensation Expense—Consists of stock compensation expenses associated with our share incentive plans, including long-term incentive expenses, which are not related to our underlying profitability drivers and fluctuate from time to time due to the structure of our plans.
•Income Tax (Expense) Benefit—Consists of the income tax effect of all income statement adjustments, including our Apollo investment in prior years, and is computed by applying the appropriate jurisdiction’s tax rate to all adjustments subject to income tax.
We consider these adjustments to be meaningful adjustments to net income (loss) available to AHL common shareholder for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is useful in analyzing our business performance and the trends in our results of operations. Together with net income (loss) available to AHL common shareholder, we believe spread related earnings provides a meaningful financial metric that helps investors understand our underlying results and profitability. Spread related earnings should not be used as a substitute for net income (loss) available to AHL common shareholder.

Net spread is a non-GAAP measure used to evaluate our financial performance and profitability. Net spread is computed using our spread related earnings divided by average net invested assets for the relevant period. To enhance the ability to analyze this measure across periods, interim periods are annualized. While we believe this metric is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for ROA presented under GAAP.

NORMALIZED SRE AND NORMALIZED NET SPREAD
Normalized spread related earnings and normalized net spread reflect the SRE and net spread adjustments as described above, as well as adjustments to exclude notable items and normalize alternative investment income to an 11% long-term average annual return. We use these normalized measures to assess the long-term performance of the business against projected earnings, by excluding items that are expected to be infrequent or not indicative of the ongoing operations of the business. We view normalized non-GAAP measures as additional measures that provide insight to management and investors on the historical, period-to-period comparability of our key non-GAAP operating measures, as well as a basis for developing more realistic expectations for future performance.

Notes to the Financial Supplement, continued
NET INVESTMENT SPREAD
Net investment spread is a key measure of profitability used in analyzing the trends of our core business operations. Net investment spread measures our investment performance plus our strategic capital management fees, less our total cost of funds. Net investment earned rate is a key measure of our investment performance while cost of funds is a key measure of the cost of our policyholder benefits and liabilities. Strategic capital management fees consist of management fees received by us for business managed for others, primarily the non-controlling interest portion of Athene’s business ceded to ACRA.
•Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our net invested assets. Net investment earned rate is computed as the income from our net invested assets divided by the average net invested assets, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to net investment income to arrive at our net investment earnings add (a) alternative investment gains and losses, (b) gains and losses related to certain equity securities, (c) net VIE impacts (revenues, expenses and noncontrolling interest), (d) forward points gains and losses on foreign exchange derivative hedges and (e) the change in fair value of reinsurance assets, and removes the proportionate share of the ACRA net investment income associated with the noncontrolling interests. The gain or loss on our investment in Apollo was removed in prior years. We include the income and assets supporting our change in fair value of reinsurance assets by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the US GAAP presentation of change in fair value of reinsurance assets. We exclude the income and assets supporting business that we have exited through ceded reinsurance including funds withheld agreements. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure. We believe a measure like net investment earned rate is useful in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe net investment earned rate is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for net investment income presented under US GAAP.
•Cost of funds includes liability costs related to cost of crediting on both deferred annuities and institutional products as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the noncontrolling interests. Cost of crediting on deferred annuities is the interest credited to the policyholders on our fixed strategies as well as the option costs on the indexed annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. Cost of crediting on institutional products is comprised of (1) pension group annuity costs, including interest credited, benefit payments and other reserve changes, net of premiums received when issued, and (2) funding agreement costs, including the interest payments and other reserve changes. Additionally, cost of crediting includes forward points gains and losses on foreign exchange derivative hedges. Other liability costs include DAC, DSI and VOBA amortization, certain market risk benefit costs, the cost of liabilities on products other than deferred annuities and institutional products, premiums and certain product charges and other revenues. We include the costs related to business added through assumed reinsurance transactions and exclude the costs related to business that we have exited through ceded reinsurance transactions. Cost of funds is computed as the total liability costs divided by the average net invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. We believe a measure like cost of funds is useful in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under US GAAP.

NORMALIZED NET INVESTMENT SPREAD
Normalized net investment spread reflects the net investment spread adjustments as described above, as well as adjustments to exclude notable items and normalize alternative investment income to an 11% long-term return. We use this normalized measure to assess the performance of the business against projected earnings, by excluding items that are expected to be infrequent or not indicative of the ongoing operations of the business. We view normalized non-GAAP measures as additional measures that provide insight to management and investors on the historical, period-to-period comparability of our key non-GAAP operating measures, as well as a basis for developing more realistic expectations for future performance.

OTHER OPERATING EXPENSES
Other operating expenses excludes integration, restructuring and other non-operating expenses, stock compensation and long-term incentive plan expenses, interest expense, policy acquisition expenses and the proportionate share of the ACRA operating expenses associated with the noncontrolling interests. We believe a measure like other operating expenses is useful in analyzing the trends of our core business operations and profitability. While we believe other operating expenses is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for policy and other operating expenses presented under US GAAP.

ADJUSTED DEBT-TO-CAPITAL RATIO
Adjusted debt-to-capital ratio is a non-GAAP measure used to evaluate our capital structure excluding the impacts of AOCI and the cumulative changes in fair value of funds withheld and modco reinsurance assets as well as mortgage loan assets, net of tax. Adjusted debt-to-capital ratio is calculated as total debt at notional value divided by adjusted capitalization. Adjusted capitalization includes our adjusted AHL common shareholder’s equity, preferred stock and the notional value of our debt. Adjusted AHL common shareholder’s equity is calculated as the ending AHL shareholders’ equity excluding AOCI, the cumulative changes in fair value of funds withheld and modco reinsurance assets and mortgage loan assets as well as preferred stock. These adjustments fluctuate period to period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities, reinsurance assets and mortgage loans. Except with respect to reinvestment activity relating to acquired blocks of businesses, we typically buy and hold investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Adjusted debt-to-capital ratio should not be used as a substitute for the debt-to-capital ratio. However, we believe the adjustments to shareholders’ equity are significant to gaining an understanding of our capitalization, debt utilization and debt capacity.

NET INVESTED ASSETS
In managing our business, we analyze net invested assets, which does not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Net invested assets represent the investments that directly back our net reserve liabilities as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Net invested assets include (a) total investments on the consolidated balance sheets, with AFS securities, trading securities and mortgage loans at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE assets, liabilities and noncontrolling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an adjustment for the allowance for credit losses. Net invested assets exclude assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our net invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Net invested assets include our proportionate share of ACRA investments, based on our economic ownership, but do not include the proportionate share of investments associated with the noncontrolling interests. Our net invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period. While we believe net invested assets is a meaningful financial metric and enhances our understanding of the underlying drivers of our investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under US GAAP.

Notes to the Financial Supplement, continued
NET RESERVE LIABILITIES
In managing our business, we also analyze net reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Net reserve liabilities represent our policyholder liability obligations net of reinsurance and are used to analyze the costs of our liabilities. Net reserve liabilities include (a) interest sensitive contract liabilities, (b) future policy benefits, (c) net market risk benefits, (d) long-term repurchase obligations, (e) dividends payable to policyholders and (f) other policy claims and benefits, offset by reinsurance recoverable, excluding policy loans ceded. Net reserve liabilities include our proportionate share of ACRA reserve liabilities, based on our economic ownership, but do not include the proportionate share of reserve liabilities associated with the noncontrolling interests. Net reserve liabilities are net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and, therefore, we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. The majority of our ceded reinsurance is a result of reinsuring large blocks of life insurance business following acquisitions. For such transactions, US GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction. We include the underlying liabilities assumed through modco reinsurance agreements in our net reserve liabilities calculation in order to match the liabilities with the expenses incurred. While we believe net reserve liabilities is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total liabilities presented under US GAAP.

SALES
Sales statistics do not correspond to revenues under US GAAP but are used as relevant measures to understand our business performance as it relates to inflows generated during a specific period of time. Our sales statistics include inflows for fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers). We believe sales is a meaningful metric that enhances our understanding of our business performance and is not the same as premiums presented in our condensed consolidated statements of income (loss).

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends
	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23
RECONCILIATION OF TOTAL AHL SHAREHOLDERS’ EQUITY TO TOTAL ADJUSTED AHL COMMON SHAREHOLDER’S EQUITY
Total AHL shareholders' equity	$5,133	$7,158	$8,698	$8,701	$8,537
Less: Preferred stock	2,667	3,154	3,154	3,154	3,154
Total AHL common shareholder's equity	2,466	4,004	5,544	5,547	5,383
Less: Accumulated other comprehensive loss	(8,473)	(7,321)	(6,148)	(6,376)	(8,079)
Less: Accumulated change in fair value of reinsurance assets	(3,394)	(3,127)	(2,791)	(2,843)	(2,807)
Less: Accumulated change in fair value of mortgage loan assets	(2,095)	(2,201)	(2,022)	(2,235)	(2,820)
Total adjusted AHL common shareholder's equity	$16,428	$16,653	$16,505	$17,001	$19,089

RECONCILIATION OF DEBT-TO-CAPITAL RATIO TO ADJUSTED DEBT-TO-CAPITAL RATIO
Total debt	$3,271	$3,658	$3,650	$3,642	$3,634
Less: Adjustment to arrive at notional debt	271	258	250	242	234
Notional debt	$3,000	$3,400	$3,400	$3,400	$3,400

Total debt	$3,271	$3,658	$3,650	$3,642	$3,634
Total AHL shareholders' equity	5,133	7,158	8,698	8,701	8,537
Total capitalization	8,404	10,816	12,348	12,343	12,171
Less: Accumulated other comprehensive loss	(8,473)	(7,321)	(6,148)	(6,376)	(8,079)
Less: Accumulated change in fair value of reinsurance assets	(3,394)	(3,127)	(2,791)	(2,843)	(2,807)
Less: Accumulated change in fair value of mortgage loan assets	(2,095)	(2,201)	(2,022)	(2,235)	(2,820)
Less: Adjustment to arrive at notional debt	271	258	250	242	234
Total adjusted capitalization	$22,095	$23,207	$23,059	$23,555	$25,643

Debt-to-capital ratio	38.9%	33.8%	29.6%	29.5%	29.9%
Accumulated other comprehensive loss	(14.7)%	(10.5)%	(7.8)%	(7.9)%	(9.4)%
Accumulated change in fair value of reinsurance assets	(5.9)%	(4.5)%	(3.5)%	(3.5)%	(3.2)%
Accumulated change in fair value of mortgage loan assets	(3.7)%	(3.2)%	(2.6)%	(2.8)%	(3.3)%
Adjustment to arrive at notional debt	(1.0)%	(0.9)%	(1.0)%	(0.9)%	(0.7)%
Adjusted debt-to-capital ratio	13.6%	14.7%	14.7%	14.4%	13.3%

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends					Year-to-Date
	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	2022	2023
RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO AHL COMMON SHAREHOLDER TO NORMALIZED SPREAD RELATED EARNINGS
Net income (loss) available to Athene Holding Ltd. common shareholder	$(622)	$361	$721	$396	$442	$(3,412)	$1,559
Preferred stock dividends	35	36	47	45	44	105	136
Net income (loss) attributable to noncontrolling interests	(465)	329	455	54	(155)	(2,435)	354
Net income (loss)	(1,052)	726	1,223	495	331	(5,742)	2,049
Income tax expense (benefit)	(121)	137	163	133	162	(783)	458
Income (loss) before income taxes	(1,173)	863	1,386	628	493	(6,525)	2,507
Less: Total adjustments to income (loss) before income taxes	(1,813)	166	699	(171)	(379)	(8,294)	149
Spread related earnings	640	697	687	799	872	1,769	2,358
Normalization of alternative investment income to 11%	82	14	148	75	96	66	319
Other notable items	(42)	35	(25)	—	(90)	(3)	(115)
Normalized spread related earnings	$680	$746	$810	$874	$878	$1,832	$2,562

RECONCILIATION OF NET INVESTMENT INCOME TO NET INVESTMENT EARNINGS
US GAAP net investment income	$1,843	$2,319	$2,407	$2,717	$2,928	$5,252	$8,052
Change in fair value of reinsurance assets	11	52	70	37	(42)	281	65
VIE earnings and noncontrolling interest	219	197	200	279	264	389	743
Alternative gains (losses)	10	41	(9)	2	1	—	(6)
Reinsurance impacts	—	(41)	(64)	(69)	(66)	—	(199)
Apollo investment gain	—	—	—	—	—	(33)	—
ACRA noncontrolling interests	(407)	(446)	(448)	(504)	(676)	(1,059)	(1,628)
Held for trading amortization and other	45	(73)	(13)	5	57	34	49
Total adjustments to arrive at net investment earnings	(122)	(270)	(264)	(250)	(462)	(388)	(976)
Total net investment earnings	$1,721	$2,049	$2,143	$2,467	$2,466	$4,864	$7,076

RECONCILIATION OF NET INVESTMENT INCOME RATE TO NET INVESTMENT EARNED RATE
US GAAP net investment income	3.83%	4.74%	4.78%	5.17%	5.65%	3.75%	5.21%
Change in fair value of reinsurance assets	0.02%	0.11%	0.14%	0.07%	(0.08)%	0.20%	0.04%
VIE earnings and noncontrolling interest	0.46%	0.40%	0.40%	0.53%	0.51%	0.28%	0.48%
Alternative gains (losses)	0.02%	0.08%	(0.02)%	—%	—%	—%	(0.01)%
Reinsurance impacts	—%	(0.08)%	(0.13)%	(0.13)%	(0.13)%	—%	(0.13)%
Apollo investment gain	—%	—%	—%	—%	—%	(0.02)%	—%
ACRA noncontrolling interests	(0.85)%	(0.91)%	(0.89)%	(0.96)%	(1.30)%	(0.76)%	(1.05)%
Held for trading amortization and other	0.10%	(0.15)%	(0.03)%	0.01%	0.11%	0.02%	0.03%
Total adjustments to arrive at net investment earned rate	(0.25)%	(0.55)%	(0.53)%	(0.48)%	(0.89)%	(0.28)%	(0.64)%
Net investment earned rate	3.58%	4.19%	4.25%	4.69%	4.76%	3.47%	4.57%

Average net invested assets	$192,231	$195,804	$201,600	$210,209	$207,312	$186,815	$206,241

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends					Year-to-Date
	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	2022	2023
RECONCILIATION OF BENEFITS AND EXPENSES TO COST OF FUNDS
US GAAP benefits and expenses	$3,483	$2,924	$2,674	$12,058	$943	$10,361	$15,675
Premiums	(3,045)	(869)	(96)	(9,041)	(26)	(10,769)	(9,163)
Product charges	(184)	(193)	(198)	(207)	(217)	(525)	(622)
Other revenues	26	(10)	(13)	(7)	(123)	38	(143)
FIA option costs	322	342	365	385	374	922	1,124
Reinsurance impacts	12	(19)	(37)	(38)	(41)	36	(116)
Non-operating change in insurance liabilities and embedded derivatives	652	(481)	(873)	(1,113)	969	3,306	(1,017)
Policy and other operating expenses, excluding policy acquisition expenses	(294)	(309)	(310)	(323)	(335)	(801)	(968)
AmerUs Closed Block fair value liability	77	(27)	(42)	17	52	318	27
ACRA noncontrolling interests	(157)	(258)	(287)	(379)	(311)	(291)	(977)
Other	10	58	52	85	99	2	236
Total adjustments to arrive at cost of funds	(2,581)	(1,766)	(1,439)	(10,621)	441	(7,764)	(11,619)
Total cost of funds	$902	$1,158	$1,235	$1,437	$1,384	$2,597	$4,056

RECONCILIATION OF TOTAL BENEFITS AND EXPENSES RATE TO COST OF FUNDS RATE
US GAAP benefits and expenses	7.25%	5.97%	5.31%	22.94%	1.83%	7.40%	10.12%
Premiums	(6.34)%	(1.78)%	(0.19)%	(17.20)%	(0.05)%	(7.69)%	(5.92)%
Product charges	(0.38)%	(0.39)%	(0.39)%	(0.39)%	(0.42)%	(0.38)%	(0.40)%
Other revenues	0.06%	(0.02)%	(0.03)%	(0.01)%	(0.24)%	0.03%	(0.09)%
FIA option costs	0.67%	0.70%	0.72%	0.73%	0.72%	0.66%	0.73%
Reinsurance impacts	0.02%	(0.04)%	(0.07)%	(0.07)%	(0.08)%	0.02%	(0.07)%
Non-operating change in insurance liabilities and embedded derivatives	1.36%	(0.98)%	(1.73)%	(2.12)%	1.87%	2.36%	(0.66)%
Policy and other operating expenses, excluding policy acquisition expenses	(0.61)%	(0.63)%	(0.62)%	(0.61)%	(0.65)%	(0.57)%	(0.63)%
AmerUs Closed Block fair value liability	0.16%	(0.05)%	(0.08)%	0.03%	0.10%	0.23%	0.02%
ACRA noncontrolling interests	(0.33)%	(0.53)%	(0.57)%	(0.72)%	(0.60)%	(0.21)%	(0.63)%
Other	0.02%	0.12%	0.10%	0.15%	0.19%	—%	0.15%
Total adjustments to arrive at cost of funds	(5.37)%	(3.60)%	(2.86)%	(20.21)%	0.84%	(5.55)%	(7.50)%
Total cost of funds	1.88%	2.37%	2.45%	2.73%	2.67%	1.85%	2.62%

Average net invested assets	$192,231	$195,804	$201,600	$210,209	$207,312	$186,815	$206,241

Non-GAAP Reconciliations Unaudited (in millions)

	Quarterly Trends					Year-to-Date
	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	2022	2023
RECONCILIATION OF POLICY AND OTHER OPERATING EXPENSES TO OTHER OPERATING EXPENSES
US GAAP policy and other operating expenses	$388	$412	$435	$452	$472	$1,083	$1,359
Interest expense	(68)	(85)	(115)	(132)	(113)	(142)	(360)
Policy acquisition expenses, net of deferrals	(94)	(103)	(125)	(129)	(137)	(282)	(391)
Integration, restructuring and other non-operating expenses	(37)	(29)	(29)	(28)	(41)	(104)	(98)
Stock compensation expenses	(15)	(16)	(16)	(13)	(13)	(40)	(42)
ACRA noncontrolling interests	(73)	(48)	(17)	(31)	(30)	(183)	(78)
Other	19	(3)	(7)	(1)	(15)	6	(23)
Total adjustments to arrive at other operating expenses	(268)	(284)	(309)	(334)	(349)	(745)	(992)
Other operating expenses	$120	$128	$126	$118	$123	$338	$367

				December 31, 2022		September 30, 2023
RECONCILIATION OF INVESTMENT FUNDS, INCLUDING RELATED PARTIES AND VIES, TO NET ALTERNATIVE INVESTMENTS
Investment funds, including related parties and VIEs				$14,128		$16,818
Equity securities				509		472
Certain equity securities included in AFS or trading securities				225		197
Investment funds within funds withheld at interest				1,126		802
Royalties				15		14
Net assets of the VIE, excluding investment funds				(2,041)		(4,006)
Unrealized (gains) losses				44		73
ACRA noncontrolling interests				(1,836)		(2,391)
Other assets				(91)		(186)
Total adjustments to arrive at net alternative investments				(2,049)		(5,025)
Net alternative investments				$12,079		$11,793

Non-GAAP Reconciliations Unaudited (in millions)
	Quarterly Trends
	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23
RECONCILIATION OF TOTAL INVESTMENTS, INCLUDING RELATED PARTIES, TO NET INVESTED ASSETS
Total investments, including related parties	$185,376	$196,448	$203,230	$215,322	$214,953
Derivative assets	(4,065)	(3,309)	(3,956)	(5,114)	(4,571)
Cash and cash equivalents (including restricted cash)	10,847	8,407	14,992	12,804	11,214
Accrued investment income	1,226	1,328	1,458	1,646	1,792
Net receivable (payable) for collateral on derivatives	(1,940)	(1,486)	(1,909)	(2,940)	(2,485)
Reinsurance funds withheld and modified coinsurance	7,156	1,423	942	1,046	882
VIE assets, liabilities and noncontrolling interest	13,105	12,747	12,799	13,693	14,340
Unrealized (gains) losses	25,098	22,284	19,782	20,676	25,078
Ceded policy loans	(180)	(179)	(175)	(174)	(174)
Net investment receivables (payables)	(349)	186	39	(217)	(375)
Allowance for credit losses	446	471	521	536	592
Other investments	—	(10)	(50)	(43)	(37)
Total adjustments to arrive at gross invested assets	51,344	41,862	44,443	41,913	46,256
Gross invested assets	236,720	238,310	247,673	257,235	261,209
ACRA noncontrolling interests	(41,563)	(41,859)	(40,924)	(43,565)	(53,114)
Net invested assets	$195,157	$196,451	$206,749	$213,670	$208,095

RECONCILIATION OF TOTAL LIABILITIES TO NET RESERVE LIABILITIES
Total liabilities	$227,917	$233,382	$244,604	$256,203	$255,734
Debt	(3,271)	(3,658)	(3,650)	(3,642)	(3,634)
Derivative liabilities	(2,222)	(1,646)	(1,518)	(1,753)	(1,892)
Payables for collateral on derivatives and securities to repurchase	(4,149)	(3,841)	(7,331)	(6,979)	(4,786)
Other liabilities	(2,824)	(1,635)	(1,381)	(1,712)	(2,324)
Liabilities of consolidated VIEs	(1,401)	(815)	(847)	(1,189)	(1,255)
Reinsurance impacts	(4,357)	(9,176)	(9,090)	(9,115)	(8,918)
Policy loans ceded	(180)	(179)	(175)	(174)	(174)
Market risk benefit asset	(511)	(481)	(440)	(433)	(431)
ACRA noncontrolling interests	(35,463)	(35,981)	(35,281)	(37,775)	(46,576)
Total adjustments to arrive at net reserve liabilities	(54,378)	(57,412)	(59,713)	(62,772)	(69,990)
Net reserve liabilities	$173,539	$175,970	$184,891	$193,431	$185,744